POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, PC&J PERFORMANCE FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 15 to its Registration Statement; and


          WHEREAS, the undersigned is a Trustee and the President and Chief Executive Officer of the Trust;


          NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES M. JOHNSON and KATHLEEN A. CARLSON, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Post-Effective Amendment No. 15, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1997.


                                 /s/
                              ---------------------------------------
                              LESLIE O. PARKER III, Trustee, President
                                   and Chief Executive Officer


     STATE OF OHIO            )
                              )    ss:
     COUNTY OF MONTGOMERY     )

          Before me, a Notary Public, in and for said county and state, personally appeared LESLIE O. PARKER III, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.


          WITNESS my hand and official seal this 5th day of February, 1997.



                                     /s/ Nancy S. Grile
                                   ------------------------
     [SEAL]                             Notary Public


                               NANCY S. GRILE
                             Notary Public, State of Ohio
                           My Commission Expires Apr. 1, 1998

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, PC&J PERFORMANCE FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 15 to its Registration Statement; and


          WHEREAS, the undersigned is a Trustee and the Secretary of the Trust;


          NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES M. JOHNSON and KATHLEEN A. CARLSON, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Post-Effective Amendment No. 15, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1997.


                               /s/
                              ---------------------------------------
                              JAMES M. JOHNSON, Trustee and Secretary


     STATE OF OHIO            )
                              )    ss:
     COUNTY OF MONTGOMERY     )

          Before me, a Notary Public, in and for said county and state, personally appeared JAMES M. JOHNSON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.


          WITNESS my hand and official seal this 5th day of February, 1997.


                                     /s/ Nancy S. Grile
                                   ------------------------
     [SEAL]                             Notary Public


                               NANCY S. GRILE
                             Notary Public, State of Ohio
                           My Commission Expires Apr. 1, 1998

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, PC&J PERFORMANCE FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 15 to its Registration Statement; and


          WHEREAS, the undersigned is a Trustee of the Trust;


          NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES M. JOHNSON and KATHLEEN A. CARLSON, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Post-Effective Amendment No. 15, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1997.



                                    /s/
                                   --------------------------
                                   THOMAS H. RODGERS, Trustee


     STATE OF OHIO            )
                              )    ss:
     COUNTY OF MONTGOMERY     )


          Before me, a Notary Public, in and for said county and state, personally appeared THOMAS H. RODGERS, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.


          WITNESS my hand and official seal this 5th day of February, 1997.


                                     /s/ Nancy S. Grile
                                   ------------------------
     [SEAL]                             Notary Public


                               NANCY S. GRILE
                             Notary Public, State of Ohio
                           My Commission Expires Apr. 1, 1998

                                    POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, PC&J PERFORMANCE FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 15 to its Registration Statement; and


          WHEREAS, the undersigned is a Trustee of the Trust;


          NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES M. JOHNSON and KATHLEEN A. CARLSON, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Post-Effective Amendment No. 15, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1997.


                                    /s/
                                   -------------------------
                                   DONALD N. LORENZ, Trustee


     STATE OF OHIO            )
                              )    ss:
     COUNTY OF MONTGOMERY     )


          Before me, a Notary Public, in and for said county and state, personally appeared DONALD N. LORENZ, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.


          WITNESS my hand and official seal this 5th day of February, 1997.


                                     /s/ Nancy S. Grile
                                   ------------------------
     [SEAL]                             Notary Public


                               NANCY S. GRILE
                             Notary Public, State of Ohio
                           My Commission Expires Apr. 1, 1998

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS:


          WHEREAS, PC&J PERFORMANCE FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 15 to its Registration Statement; and


          WHEREAS, the undersigned is a Trustee and the Treasurer and Principal Financial and Accounting Officer of the Trust;


          NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES M. JOHNSON and KATHLEEN A. CARLSON, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file such Post-Effective Amendment No. 15, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 1997.


                                   /s/
                                   ---------------------------------
                                   KATHLEEN A. CARLSON, Trustee, Treasurer and
                                   Principal Financial and Accounting Officer


     STATE OF OHIO            )
                              )    ss:
     COUNTY OF MONTGOMERY     )


          Before me, a Notary Public, in and for said county and state, personally appeared KATHLEEN A. CARLSON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.


          WITNESS my hand and official seal this 5th day of February, 1997.


                                   /s/ Nancy S. Grile
                                   ------------------------
     [SEAL]                             Notary Public



                               NANCY S. GRILE
                             Notary Public, State of Ohio
                           My Commission Expires Apr. 1, 1998